UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 30, 2003

CELL GENESYS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

0-19986	94-3061375
(Commission File Number)	(IRS Employer Identification Number)

342 Lakeside Drive
Foster City, California   94404
(Address of principal executive offices including zip code)

(650) 425-4400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events

CELL GENESYS REPORTS FOURTH QUARTER AND 2002 RESULTS

    On January 29, 2003 Cell Genesys, Inc. (the "Registrant") issued a press release reporting its financial results for the fourth quarter and for 2002. A copy of the press release of Cell Genesys is included herein as Exhibit 99.1 and are incorporated by reference into this item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1 Press Release, issued January 29, 2003, reporting financial results for the fourth quarter and for 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2003

CELL GENESYS, INC.

By:	/s/ Matthew J. Pfeffer

Matthew J. Pfeffer
Vice President, and Chief Financial Officer (Principal Accounting Officer)